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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 12, 2003


                             HEALTH CARE REIT, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                     1-8923               34-1096634
   (State or other jurisdiction of    (Commission File       (I.R.S. Employer
    incorporation or organization)         Number)        Identification Number)

 One SeaGate, Suite 1500, Toledo, Ohio                             43604
(Address of principal executive office)                          (Zip Code)

                                 (419) 247-2800
              (Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS.

On May 12, 2003, Health Care REIT, Inc. issued a press release that announced the results of its proxy proposals. The press release is posted on the company's website (www.hcreit.com) under the heading Press Releases. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HEALTH CARE REIT, INC.

                                        By: /s/ George L. Chapman
                                            ------------------------------------
                                            George L. Chapman

Its: Chairman of the Board and Chief Executive Officer

Dated: May 12, 2003


                                  EXHIBIT INDEX

                          DESIGNATION
                         NUMBER UNDER
EXHIBIT NO.       ITEM 601 OF REGULATION S-K              DESCRIPTION
-----------       --------------------------              -----------
   99.1                       99               Press release dated May 12, 2003